Clipper Fund
Authorized series of
Clipper Funds Trust
Supplement dated March 27, 2025
to the Statement of Additional Information dated April 30, 2024

Samuel Iapalucci was elected as Chairman of Clipper Funds Trust effective March 24, 2025. As such, Mr. Iapalucci’s description in the table titled “Trustees” is amended to include “Chairman since 2025.”
The descriptions of the Audit Committee and Nominating Committee in the section titled “Standing Committees of the Board of Trustees” are replaced with the following:
Audit Committee. The Clipper Fund has an Audit Committee, which is comprised entirely of Independent Trustees (Katherine MacWilliams, Chair; Francisco Borges; and Lara Vaughan). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Clipper Fund. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year-ended December 31, 2023.
The Board of Trustees has determined that Katherine MacWilliams is the Clipper Fund’s Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Trustees considered Ms. MacWilliams’: (1) professional experience; (2) independence as defined in Item 3 of Form N-CSR; and (3) integrity and absence of disciplinary history.
Nominating Committee. The Clipper Fund has a Nominating Committee, which is comprised entirely of Independent Trustees (Samuel Iapalucci, Chair; and Francisco Borges), which meets as often as deemed appropriate by the Nominating Committee. The Clipper Fund does not elect Trustees annually. Each Trustee serves until retirement, resignation, death, or removal. Subject to exceptions and exemptions which may be granted by the Independent Trustees, Trustees must retire from the Board of Trustees and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age seventy-eight (78). After formal retirement, Trustees may serve in emeritus status, attend board functions, and receive up to one-half the current compensation of Trustees. The Nominating Committee met one time during the fiscal year-ended December 31, 2023. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the Independent Trustees. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (1) presides over Board meetings; (2) presides over executive sessions of the Independent Trustees of the Clipper Fund, in addition to presiding over meetings of the committee; (3) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (4) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; and (5) has such other responsibilities as the Board or Independent Trustees shall determine.
The Nominating Committee has a charter. When the Board of Trustees is seeking a candidate to become a trustee, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Clipper Fund, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.